Exhibit 10.8

Execution Version

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is made and entered into as of December 5, 2018, by and among ITT HOLDINGS LLC, a Delaware limited liability company (the “US Borrower”) and a wholly-owned direct Subsidiary of IMTT HOLDINGS LLC, IMTT-QUEBEC INC., a Canadian corporation, and IMTT-NTL, LTD., a Canadian corporation (together with IMTT-QUEBEC INC., each a “Canadian Borrower” and collectively, the “Canadian Borrowers”, and together with the US Borrower, the “Borrowers”), the Guarantors party hereto, some or all of the lenders identified on the signature pages hereto as “Existing Lenders” or “Existing Canadian Lenders” (collectively, the “Existing Lenders”), each lender identified on the signature page hereto as a “New Lender” (collectively, the “New Lenders”, and together with the Existing Lenders, the “Lenders”) and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrowers, the Guarantors, the Existing Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 21, 2015 (as amended by the First Amendment to Credit Agreement, dated as of November 28, 2016 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrowers; and

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and subject to the terms and conditions hereof, the Lenders party hereto are willing to do so;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent agree as follows:

1.             Amendments.

(a)           The definition of “Bond Mandatory Put Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing “May 21, 2022” with “December 5, 2025”.

(b)           The definition of “Consolidated Material Project EBITDA Adjustments” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:

“Consolidated Material Project EBITDA Adjustments” means, with respect to each Material Project:

(x) prior to the Commercial Operation Date of such Material Project (but including the Fiscal Quarter in which such Commercial Operation Date occurs), a percentage (based on the then-current completion percentage of such Material Project) of an amount determined by the US Borrower in its reasonable, good faith judgment, with the approval of the Administrative Agent (such approval not to be unreasonably withheld), as (1) the projected Consolidated EBITDA for any period attributable to such Material Project for the first 12-month period following the scheduled Commercial Operation Date of such Material Project, plus (2) the projected cash payments that will be received by the Loan Parties under any duly executed Capitalized Customer Contracts related to such Material Project for the first 12-month period following the scheduled Commercial Operation Date of such Material Project (such amounts in both clauses (1) and (2) above to be determined based on customer contracts relating to such Material Project, the creditworthiness of the other parties to such contracts, and projected revenues from such contracts, tariffs, capital costs and expenses, scheduled Commercial Operation Date, commodity price assumptions and other factors deemed appropriate by US Borrower in its reasonable, good faith judgment, with the approval of the Administrative Agent (such approval not to be unreasonably withheld)), which such amount set forth in clauses (1) and (2) above may, at the option of the Borrowers, be added to actual Consolidated EBITDA for any period for the Fiscal Quarter in which construction of such Material Project commences and for each Fiscal Quarter thereafter until the Commercial Operation Date of such Material Project (including the Fiscal Quarter in which such Commercial Operation Date occurs, but net of any actual Consolidated EBITDA attributable to such Material Project following such Commercial Operation Date); provided that if the actual Commercial Operation Date does not occur by the scheduled Commercial Operation Date, then the foregoing amount shall be reduced, for quarters ending after the scheduled Commercial Operation Date to (but excluding) the first full quarter after its Commercial Operation Date, by the following percentage amounts depending on the period of delay (based on the period of actual delay or then-estimated delay, whichever is longer): (i) 90 days or less, 0%, (ii) longer than 90 days, but not more than 180 days, 25%, (iii) longer than 180 days but not more than 270 days, 50%, and (iv) longer than 270 days, 100%; and

(y) beginning with the first full Fiscal Quarter following the Commercial Operation Date of a Material Project and for the two immediately succeeding Fiscal Quarters, an amount determined by the US Borrower in its reasonable, good faith judgment, with the approval of the Administrative Agent (such approval not to be unreasonably withheld), as (1) the projected Consolidated EBITDA attributable to such Material Project (determined in the same manner as set forth in clause (i) above) for the balance of the four full Fiscal Quarter period following such Commercial Operation Date, which may, at the Borrowers’ option, be added to actual Consolidated EBITDA for such Fiscal Quarters, plus (2) the projected cash payments that will be received by the Loan Parties under duly executed Capitalized Customer Contracts related to such Material Project for the balance of the four full Fiscal Quarter period following such Commercial Operation Date (excluding cash payments actually received under such Capitalized Customer Contract during such period).

Notwithstanding the foregoing:

(x) no such additions shall be allowed with respect to any Material Project or any Capitalized Customer Contract unless (a) the Borrower Representative shall have delivered to the Administrative Agent written pro forma projections of Consolidated EBITDA or projected cash payments under any Capitalized Customer Contract for any period attributable to such Material Project or such Capitalized Customer Contract, as applicable, and (b) the Administrative Agent shall have approved such projections (such approval not to be unreasonably withheld) and shall have received such other information and documentation as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent;

(y) Administrative Agent shall notify the Borrower Representative no later than 30 days after receipt of such projections as to whether any proposed Consolidated Material Project EBITDA Adjustment is approved; and

(z) the aggregate amount of all Consolidated Material Project EBITDA Adjustments during any period shall be limited to 20% of the total Consolidated EBITDA for such period.

(c)           The definition of “Consolidated Total Funded Debt” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing “$15,000,000” with “$25,000,000” and (ii) replacing “$75,000,000” with “$100,000,000”;

(d)           The definition of “Defaulting Lender” in Section 1.01 of the Credit Agreement is hereby amended by replacing clause (iv) in its entirety with the following:

(iv)       any Lender that has, or has a direct or indirect parent company that has, (A) become the subject of a proceeding under any Debtor Relief Law, (B) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (C) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

(e)           The definition of “Governmental Authority” in Section 1.01 of the Credit Agreement is amended by adding the phrase “(including any supra-national bodies such as the European Union or the European Central Bank)” at the end thereof;

(f)            The definition of “Leverage Ratio” in Section 1.01 of the Credit Agreement is hereby amended by adding “plus (D) any Consolidated Contract EBITDA Adjustments,” before “in each case”;

(g)           The definition of “Responsible Officer” in Section 1.01 of the Credit Agreement is hereby amended by (i) adding “, the chief banking officer” after the first instance of “chief financial officer” and (ii) adding “, the chief accounting officer” after the second instance of “chief financial officer”;

(h)           The definition of “Sanctioned Country” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety with the following:

“Sanctioned Country” shall mean, at any time, a country, region or territory that is, or whose government is, the subject or target of any Sanctions.

(i)            The definition of “Stated Revolver Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended by replacing “May 21, 2020” with “December 5, 2023”.

(j)            Section 1.01 of the Credit Agreement is further amended by removing the definition of “Lender Insolvency Event”;

(k)           Section 1.01 of the Credit Agreement is further amended by adding the following new definitions in proper alphabetical order:

“Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.

“Beneficial Ownership Certification” shall mean a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

“Beneficial Ownership Regulation” shall mean 31 C.F.R. § 1010.230.

“Capitalized Customer Contract” shall mean any customer contract to which a Loan Party is a party that (x) such Loan Party is required to treat as a capital lease or financing lease under GAAP, with some or all of the payments to the Loan Parties reflected as repayment of principal and interest rather than rent and (y) has generated cash payments to the Loan Parties over the trailing four Fiscal Quarter period (or if executed during the trailing four Fiscal Quarter period is expected to generate cash payments to the Loan Parties in the next four Fiscal Quarter period) of at least $1,000,000.

“Consolidated Contract EBITDA Adjustments” shall mean, for the Loan Parties for any period, the aggregate cash payments received by the Loan Parties under Capitalized Customer Contracts during such period.

“Consolidated Net Tangible Assets” shall mean, at any date, the net book value of all assets of the US Borrower and its Subsidiaries, after deducting any reserves applicable thereto, which would be treated as intangible assets under GAAP, including, without limitation, good will, trademarks, trade names, service marks, brand names, copyrights, patents and unamortized debt discount and expense, organizational expenses and the excess of the equity in any Restricted Subsidiary over the cost of the investment in such Restricted Subsidiary.

“Debtor Relief Laws” shall mean the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect.

“EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Priority Indebtedness” shall mean (without duplication), as of the date of any determination thereof, the sum of (i) all Indebtedness of Subsidiaries (excluding (x) Indebtedness owing to any Loan Party, (y) Indebtedness of any US Loan Party and (z) Indebtedness under the Canadian Commitment), and (ii) all Indebtedness of the Loan Parties secured by Liens other than Indebtedness secured by Liens permitted by clauses (a) through (h), inclusive, of Section 9.2.

“PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“Screen Rate” shall mean the rate as displayed on the applicable Reuters page (or on any successor or substitute page or service providing quotations of interest rates applicable to dollar deposits in the London interbank market comparable to those currently provided on such page, as determined by the Administrative Agent from time to time).

“Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(l)            Section 4.9 of the Credit Agreement is hereby amended by (i) adding an “(a)” before the beginning phrase of “If prior to”, (ii) replacing the existing “(a)” with “(i)” and replacing the existing “(b)” with “(ii)”, and (iii) adding the following new clause (b):

(b)       If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) above have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) above have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrowers shall endeavor to establish an alternate rate of interest to the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin). Notwithstanding anything to the contrary in Section 13.2, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required US Lenders stating that such Required US Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 4.9(b), only to the extent the Screen Rate for the applicable currency and/or such Interest Period is not available or published at such time on a current basis), (x) any Notice of US Conversion/Continuation that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Revolving Borrowing shall be ineffective, and (y) if any Notice of Revolving Borrowing or Notice of Swingline Borrowing requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as a Base Rate Borrowing; provided, that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.

(m)           Section 6.10 of the Credit Agreement is hereby amended by replacing “$50,000,000” with “$75,000,000” in both instances;

(n)           Section 6.12 of the Credit Agreement is hereby amended by inserting “(a)” before the first sentence of such Section and adding the following new subsection (b):

(b)       The information included in the Beneficial Ownership Certification is true and correct in all respects.

(o)           Section 6.16 of the Credit Agreement is hereby amended by replacing the penultimate sentence in its entirety with the following new sentence:

None of the Loan Parties, any Subsidiary, or to the knowledge of the applicable Loan Party or such Subsidiary, any of their respective directors, officers or employees, or to the knowledge of the US Borrower, any agent of a Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facilities established hereby, (i) is a Person that is owned or controlled by a Sanctioned Person, (ii) is a Sanctioned Person or (iii) is located, organized or resident in a Sanctioned Country.

(p)           The Credit Agreement is hereby amended by adding the following new Section 6.20:

Section 6.20. EEA Financial Institution; Other Regulations. None of the Loan Parties nor any of their Subsidiaries is an EEA Financial Institution.

(q)           Section 7.2 of the Credit Agreement is hereby amended by removing the word “and” at the end of subsection (g), replacing the “.” at the end of subsection (h) and adding the following new subsection (i):

(i)       any change in the information provided in the Beneficial Ownership Certification that would result in a change to the list of beneficial owners identified in parts (c) or (d) of such certification.

(r)            Section 7.4 of the Credit Agreement is hereby amended by adding the following new sentence at the end thereof:

The Borrowers will maintain in effect and enforce policies and procedures reasonably designed to promote and achieve compliance by the Borrowers, their Subsidiaries and their respective directors, officers, employees and agents which are acting or benefitting in any capacity in connection with this Agreement with Anti-Corruption Laws and applicable Sanctions.

(s)            Clause (i) of Section 9.1 of the Credit Agreement is hereby amended by replacing “$15,000,000” with “$25,000,000”;

(t)            Clause (j) of Section 9.1 is hereby amended by replacing such clause in its entirety with the following:

(j)       other Indebtedness of the Loan Parties to the extent that after giving effect to the incurrence of such Indebtedness, the Borrowers would be in compliance with Section 8.1; provided, however, that Priority Indebtedness shall not at any time exceed 10% of Consolidated Net Tangible Assets (calculated as of the end of the most recently ended Fiscal Quarter for which financial statements have been delivered pursuant to Section 7.1).

(u)           Clause (i) of Section 9.2 of the Credit Agreement is hereby amended by replacing such clause in its entirety with the following:

(i)       Liens on the assets of Loan Parties securing Indebtedness of the Loan Parties permitted under Section 9.1(j).

(v)           Clause (h) of Section 9.2 of the Credit Agreement is hereby amended by replacing such clause in its entirety with the following:

(h)      Liens (including leases) in favor of the Governmental Authorities (i) issuing Tax Exempt Bonds permitted under Section 9.1(h) so long as such Liens only apply to the facility financed (in whole or in part) with the proceeds from the issuance of such Tax Exempt Bonds (or improvements thereto or extensions thereof), (ii) in connection with leases of improvements or facilities by the Loan Parties from Governmental Authorities that issue Intercompany Taxable Bonds permitted under Section 9.1(g), and (iii) in connection with leases permitted under Section 9.8(ii), in each case solely to the extent such improvements and facilities are required to be owned by such Governmental Authorities in order to obtain the related ad valorem property tax exemptions; and

(w)          Section 9.3 of the Credit Agreement is hereby amended by (i) removing the final sentence at the end of clause (b) thereof, (ii) adding “and” at the end of subsection (vi) of clause (b) of such Section and (iii) replacing subsections (vii) and (viii) of clause (b) of such Section in their entirety with the following:

(vii)       disposition of assets so long as the aggregate net book value of such assets in any Fiscal Year does not exceed 10% of the consolidated total assets of the Loan Parties as of the last day of the prior Fiscal Year; provided that dispositions of assets shall not be taken into account in the calculation of whether such 10% threshold is exceeded under this subsection (vii) where the net proceeds thereof are applied within 365 days of the date of such disposition to (i) the permanent repayment of senior Indebtedness of the Loan Parties, other than Indebtedness between or among any Loan Party or Affiliates (and in connection with any such repayment of senior Indebtedness, the Borrowers shall offer to apply a pro rata amount of the net proceeds to the prepayment of the Revolving Loans with a corresponding permanent reduction in Revolving Commitments and the mandatory tender and redemption of Bonds with a corresponding permanent reduction in Bond Commitments); or (ii) the direct or indirect acquisition of assets (including the acquisition of equity in a Person that will become a Loan Party) to be used in the ordinary course of business of any Loan Party; provided further, that both immediately before and immediately after giving pro forma effect to any asset disposition under this subsection (vii), (x) no Event of Default shall exist or would result therefrom and (y) and the Borrowers shall be in compliance with Section 8.1 as of the last day of the most recently ended Fiscal Quarter for which financial statements have been delivered.

(x)            Clause (n) of Section 9.4 of the Credit Agreement is hereby amended by replacing such clause in its entirety with the following:

(n)       other Investments made after the Amendment Effective Date which in the aggregate do not exceed $150,000,000 at cost at any time during the term of this Agreement; and

(y)           Section 9.8 of the Credit Agreement is hereby amended by replacing the first sentence in its entirety with the following:

The Borrowers will not, and will not permit any of the other Loan Parties to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (such arrangement, a “Sale/Leaseback”), other than (i) the sale of property of a Borrower or Guarantor to a Governmental Authority that issues Tax Exempt Bonds or Intercompany Taxable Bonds permitted hereunder and leases said property back to a Borrower or Guarantor in connection with such Tax Exempt Bonds or Intercompany Taxable Bonds, (ii) the sale of property of a Borrower or Guarantor to a Governmental Authority that leases said property back to a Borrower or Guarantor solely to the extent that (x) such property is required to be owned by such Governmental Authority in order to obtain the related ad valorem property tax exemption and (y) the aggregate amount payable by the Loan Parties under such leases does not exceed $10,000,000 in any Fiscal Year, and (iii) Sale/Leasebacks that involve the sale of up to $20,000,000 of assets in the aggregate.

(z)            The Credit Agreement is hereby amended by adding the following new Section 9.12:

Section 9.12 Government Regulation. The Borrowers will not, and will not permit any Subsidiary to, (a) be or become subject at any time to any law, regulation or list of any Governmental Authority of the United States (including, without limitation, the OFAC list) that prohibits or limits the Lenders or the Administrative Agent from making any advance or extension of credit to the Borrowers or from otherwise conducting business with the Loan Parties, or (b) fail to provide documentary and other evidence of the identity of the Loan Parties as may be requested by the Lenders or the Administrative Agent at any time to enable the Lenders or the Administrative Agent to verify the identity of the Loan Parties or to comply with any applicable law or regulation, including, without limitation, Section 326 of the Patriot Act at 31 U.S.C. Section 5318.

(aa)         The Credit Agreement is hereby amended by adding the following new Section 9.13:

Section 9.13. Sanctions and Anti-Corruption Laws. The Borrowers will not, and will not permit any Subsidiary to, request any Borrowing or Letter of Credit or use the proceeds of any Loan or Letter of Credit (a) to fund, finance or facilitate any activities of or business with any Sanctioned Person or in any Sanctioned Country, (b) that will result in a violation by any Person (including any Person participating in the transaction, whether as a Joint Lead Arranger, the Administrative Agent, any Lender (including a Swingline Lender) or the Issuing Bank or otherwise) of Sanctions or (c) that would in any manner violate any Anti-Corruption Laws.

(bb)         The Credit Agreement is hereby amended by adding the following new Sections 13.19 and 13.20:

Section 13.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)       the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder that may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)       the effects of any Bail-in Action on any such liability, including, if applicable:

(i)       a reduction in full or in part or cancellation of any such liability;

(ii)       a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)       the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

Section 13.20. Certain ERISA Matters.

(a)       Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:

(i)       such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Plans in connection with the Loans, the Letters of Credit or the Commitments,

(ii)       the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,

(iii)       (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or

(iv)      such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

(b)       In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Arranger, and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that:

(i)        none of the Administrative Agent, the Arranger, or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto),

(ii)       the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is independent (within the meaning of 29 CFR § 2510.3-21) and is a bank, an insurance carrier, an investment adviser, a broker-dealer or other person that holds, or has under management or control, total assets of at least $50 million, in each case as described in 29 CFR § 2510.3-21(c)(1)(i)(A)-(E),

(iii)      the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is capable of evaluating investment risks independently, both in general and with regard to particular transactions and investment strategies (including in respect of the Obligations),

(iv)      the Person making the investment decision on behalf of such Lender with respect to the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement is a fiduciary under ERISA or the Code, or both, with respect to the Loans, the Letters of Credit, the Commitments and this Agreement and is responsible for exercising independent judgment in evaluating the transactions hereunder, and

(v)       no fee or other compensation is being paid directly to the Administrative Agent, the Arranger or any their respective Affiliates for investment advice (as opposed to other services) in connection with the Loans, the Letters of Credit, the Commitments or this Agreement.

(c)       The Administrative Agent and the Arranger hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

(bb)         The Credit Agreement is hereby amended by replacing Schedule I – B in its entirety with Schedule I – B attached hereto.

2.             Joinder Of New Lenders.

(a)           Upon execution of this Amendment, each New Lender shall be a party to the Credit Agreement (as amended by this Amendment) and have all of the rights and obligations of a Lender thereunder and under the other Loan Documents. Each New Lender (a) represents and warrants that it is legally authorized to enter into this Amendment and this Amendment is the legal, valid and binding obligation of such New Lender, enforceable against it in accordance with its terms; (b) confirms that it has received a copy of the Credit Agreement, this Amendment and all of the Annexes, Exhibits and Schedules thereto, together with copies of the financial statements delivered pursuant to Section 7.1 of the Credit Agreement, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Existing Lenders, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement (as amended by this Amendment), the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (d) agrees that it will be bound by the provisions of the Credit Agreement (as amended by this Amendment) and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement (as amended by this Amendment) are required to be performed by it as a Lender. The Revolving Commitment and Bond Purchase Commitment of each New Lender after giving effect to this Amendment shall be as set forth on Schedule II attached hereto.

(b)           Each of the Loan Parties agrees that, as of the Amendment Effective Date, each New Lender shall (a) be a party to the Credit Agreement and the other Loan Documents (as applicable), (b) be a “Lender” for all purposes of the Credit Agreement and the other Loan Documents, and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents.

(c)           The applicable address, facsimile number and electronic mail address of each New Lender for purposes of Section 13.1 of the Credit Agreement are as set forth in the Administrative Questionnaire delivered by such New Lender to the Administrative Agent on or before the Amendment Effective Date or to such other address, facsimile number and electronic mail address as shall be designated by such New Lender in a notice to the Administrative Agent.

3.             Reallocation of Commitments. Upon this Amendment becoming effective, (i)the Lenders shall be deemed to have assigned US Revolving Commitments, Canadian Revolving Commitments, Tranche A Bond Purchase Commitments and Tranche B Bond Purchase Commitments among the Lenders such that the Revolving Commitment, Canadian Revolving Commitment, Tranche A Bond Purchase Commitments and Tranche B Bond Purchase Commitments and the Bond Purchase Commitment of each Lender is set forth on Schedule II, (ii) the outstanding US Revolving Loans shall be reallocated by causing such fundings and repayments among the US Lenders of the US Revolving Loans as necessary such that, after giving effect to this Amendment, each US Lender will hold US Revolving Loans on a pro rata basis based on its US Revolving Commitment (after giving effect to such increases), (iii) the outstanding Canadian Revolving Loans shall be reallocated by causing such fundings and repayments among the Canadian Lenders of the Canadian Revolving Loans as necessary such that, after giving effect to this Amendment, each Canadian Lender will hold Canadian Revolving Loans on a pro rata basis based on its Canadian Revolving Commitment (after giving effect to such increases) and (iv) the Bonds held by Lenders shall be repurchased pursuant to the mandatory tender provisions contained in the Bond Indentures and re-issued to Lenders in accordance with Schedule II. All processing and/or recordation fees required under the Credit Agreement in connection with the foregoing assignments and transfers are hereby waived. The Lenders acknowledge that the transfer of the Bonds is restricted to (A) a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act of 1933 (the “1933 Act”), as amended, who is also a “qualified purchaser” within the meaning of the Investment Company Act of 1940, as amended (a “Qualified Purchaser”) or (B) an accredited investor as defined in rule 501(a)(1), (2), (3) or (7) under Regulation D as promulgated under the 1933 Act (an “Institutional Accredited Investor”) and in accordance with an available exemption from the registration requirements of Section 5 of the 1933 Act, any applicable state securities laws, and in minimum denominations of $250,000. By purchasing the Bonds, each of the Lenders purchasing such Bonds acknowledges that it is either a Qualified Purchaser or an Institutional Accredited Investor and that the Bonds may only be transferred in accordance with the transfer restrictions described above. Notwithstanding the foregoing, each Lender acknowledges that it is a Qualified Purchaser.

4.             Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, and the Borrowers shall have no rights under this Amendment, until the date the following conditions are satisfied or waived in writing (the “Amendment Effective Date”):

(a)           The Administrative Agent (or its counsel) shall have received the following, each in form and substance satisfactory to the Administrative Agent:

i.       a counterpart of this Amendment signed by or on behalf of the Borrowers, the Guarantors, the Administrative Agent and all Lenders (including the New Lenders) or written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic mail transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

ii.      Assignment and Acceptance Agreements duly executed by each Lender party to the Credit Agreement in effect prior to the date hereof that is not executing and delivering this Amendment, assigning all of its Commitments, Loans and Bonds to SunTrust Bank, to be reallocated hereunder upon this Amendment becoming effective, and acknowledged and agreed by the Borrowers and the Administrative Agent;

iii.     a certificate of the Secretary or Assistant Secretary of each Loan Party, attaching and certifying copies of its bylaws and of the resolutions of its board of directors, or partnership agreement or limited liability company agreement, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of the Amendment and certifying the name, title and true signature of each officer of such Loan Party executing the Amendment;

iv.     certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of each Loan Party, together with a certificate of good standing or existence, as may be available from the Secretary of State (or equivalent) of the jurisdiction of organization of such Loan Party;

v.      a favorable written opinion of White & Case LLP, primary counsel to the Loan Parties, a favorable written opinion of Jones Walker LLP, bond counsel to the Loan Parties, and a favorable written opinion of McCarter & English, LLP, bond counsel to the Loan Parties, in each case addressed to the Administrative Agent, Issuing Banks and each of the Lenders, and covering such matters relating to the Loan Parties, the Amendment and the transactions contemplated therein as the Administrative Agent or the Required Lenders shall reasonably request;

vi.     duly executed supplements to the Bond Indentures substantially in the form set forth on Exhibit A attached hereto (the “Bond Indenture Supplements”), together with copies of all documents, resolutions, consents, opinions and other agreements required thereunder;

vii.    duly executed waiver and consents to the Bond Indenture Supplements substantially in the form set forth on Exhibit B attached hereto (the “Waiver and Consents”);

viii.   receipt by the Administrative Agent and Bond Purchasers of executed Bonds issued in the names of the Bond Purchasers in the increments set forth on Schedule III which Bonds shall have been authenticated by the applicable Bond Trustees and delivered to the Bond Purchasers (and all conditions set forth in the Bond Indenture Supplements and other Bond Documents with respect thereto shall have been satisfied in all respects), in each case, in form and substance satisfactory to the Administrative Agent and certified by a Responsible Officer of the US Borrower;

ix.      certified copies of all consents, approvals, authorizations, registrations and filings and orders required or advisable to be made or obtained under any Requirement of Law, or by any Contractual Obligation of each Loan Party, in connection with the execution, delivery, performance, validity and enforceability of the Loan Documents, the Bond Documents or any of the transactions contemplated thereby, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired or been terminated, and no investigation or inquiry by any Governmental Authority regarding the Commitments or any transaction being financed with the proceeds thereof shall be ongoing, or certification that no such consents, approvals, authorizations, registrations and filings and orders are required;

x.      if requested by any Lender in writing at least five (5) Business Days prior to the Amendment Effective Date, a promissory note in form and substance reasonably satisfactory to the Administrative Agent evidencing the applicable Revolving Commitment of such Lender and the applicable Loans made by such Lender to the Borrowers, such promissory note to be payable to the order of such Lender; provided that a PDF of such promissory note shall suffice for satisfying this condition for purposes of the Amendment Effective Date, with original copies to be provided thereafter; and

xi.      all documentation and other information that the Administrative Agent reasonably requests in writing at least five (5) days prior to the Amendment Effective Date in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)).

(b)           (i) No Default or Event of Default shall exist under any of the Loan Documents or the Bond Documents, (ii) all representations and warranties of each Loan Party set forth in the Loan Documents are true and correct, (iii) since December 31, 2017, there shall have been no change which has had or could reasonably be expected to have a Material Adverse Effect and (iv) immediately before and after giving pro forma effect to the Amendment, the Borrowers shall be in compliance with Section 8.1 of the Credit Agreement and Sections 10.10(a) and (c) of the Note Purchase Agreement, dated May 8, 2015, by US Borrower as issuer, in each case, as of the last day of the most recently ended Fiscal Quarter for which financial statements have been delivered.

(c)           The Administrative Agent shall have received a copy of each of the notices sent to the then owners of the Bonds regarding mandatory tender at least seven (7) days prior to the Amendment Effective Date.

(d)           The Administrative Agent and the Coordinating Lead Arrangers shall have received payment of all fees due and payable on the Amendment Effective Date, together with reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to the Administrative Agent).

(e)           At least five (5) days prior to the Amendment Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.

5.             Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, each Borrower hereby represents and warrants to the Lenders and the Administrative Agent:

(a)            Each Loan Party and each of its Subsidiaries (i) is duly organized, validly existing and in good standing as a corporation, partnership or limited liability company under the laws of the jurisdiction of its organization, (ii) has all requisite power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where a failure to be so qualified could not reasonably be expected to result in a Material Adverse Effect;

(b)           The execution, delivery and performance by each Borrower of this Amendment are within such Borrower’s organizational powers and have been duly authorized by all necessary organizational and, if required, shareholder, partner or member, action;

(c)           The execution, delivery and performance by the Borrowers of this Amendment, (a) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, or where the failure to do so, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (b) will not violate any Requirements of Law applicable to any Loan Parties or any judgment, order or ruling of any Governmental Authority except where any such violation, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (c) will not violate or result in a default under any indenture, material agreement or other material instrument binding on any Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by any Loan Parties except where any such violation or default, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect, (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party and (e) will not contravene, result in any breach of, or constitute a default under any limited liability company or corporate charter, operating agreement or by-laws or any other legal entity organizational documents or members or shareholders agreement or similar agreement;

(d)           This Amendment has been duly executed and delivered for the benefit of or on behalf of each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(e)           The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality provision contained therein), and no Default or Event of Default has occurred and is continuing as of the date hereof.

6.             Reaffirmations and Acknowledgments.

(a)           Reaffirmation of Guaranty. Each Borrower on behalf of itself and each Guarantor jointly and severally ratifies and confirms the terms of the guarantees provided for in the Loan Documents with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Borrower on behalf of itself and each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Borrowers to the Lenders or any other obligation of the Borrowers, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Borrowers, the guarantees provided for in the Loan Documents (i) are and shall continue to be a primary obligation of the Guarantors, (ii) are and shall continue to be an absolute, unconditional, joint and several, continuing and irrevocable guaranty of payment, and (iii) are and shall continue to be in full force and effect in accordance with their terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of the Guarantors under the guarantees provided for in the Loan Documents.

(b)           Acknowledgment of Perfection of Security Interest. Each Borrower and each Guarantor hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents.

(c)           Acknowledgment of Privately Negotiated Loan. Each Borrower acknowledges and agrees that the undersigned Lenders are purchasing the Bonds in evidence of a privately negotiated loan and in that connection, subsequent to the date of this letter, each Borrower shall not cause the Bonds to be (i) assigned a separate rating by any municipal securities rating agency, (ii) registered with The Depositary Trust Company or any other securities depository, (iii) transferred pursuant to any type of offering document or official statement (other than a confidential information memorandum with respect to the Loans only) or (iv) assigned a CUSIP number by Standard & Poor's CUSIP Service (excluding any CUSIP number assigned to the Loans).

7.             Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrowers to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

8.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

9.             No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

10.           Costs and Expenses. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.

11.           Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

12.           Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

13.           Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

14.           Bond Purchaser Consent to Bond Indenture Supplements and to Waiver and Consents. The Bond Purchasers hereby consent to the Administrative Agent and the Trustee, under each of the Bond Indentures, as applicable, executing and delivering each of the Bond Indenture Supplements and the related Waiver and Consents and, in each case, agree to be bound by the terms thereof.

[Signature Pages To Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWERS:

ITT HOLDINGS LLC

By	/s/ Matthew Rosenboom
Name: Matthew Rosenboom
Title: Chief Financial Officer

By	/s/ John Siragusa
Name: John Siragusa
Title: Chief Banking Officer

IMTT-QUEBEC INC.

By	/s/ Matthew Rosenboom
Name: Matthew Rosenboom
Title: Chief Financial Officer

By	/s/ John Siragusa
Name: John Siragusa
Title: Chief Banking Officer

IMTT-NTL, LTD.

By	/s/ Matthew Rosenboom
Name: Matthew Rosenboom
Title: Chief Financial Officer

By	/s/ John Siragusa
Name: John Siragusa
Title: Chief Banking Officer

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

GUARANTORS:

International-Matex Tank TerminalIs LLC, IMTT-Bayonne LLC, IMTT-Gretna LLC, IMTT-BC LLC, IMTT- Pipeline LLC, IMTT-BX LLC, IMTT- Richmond-CA, IMTT-Illinois LLC, IMTT- Petroleum Management LLC, IMTT-Geismar, IMTT-Fiasco, LLC, St. Rose Nursery, LLC, East Jersey Railroad and Terminal Company, Bayonne Industries, Inc., IEP LLC (f/k/a Oil Mop, L.L.C.), ITT-Geismar, LLC, ITT-Geismar Storage LLC, ITT-Richmond-CA Storage LLC, ITT-NTL, Inc., ITT-Richmond-CA LLC, International Environmental Services LLC, Bayonne Plant Holding, L.L.C. and IMTT Epic LLC,

each as a Guarantor

By	/s/ John Siragusa
Name: John Siragusa
Title: Chief Banking Officer

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

LENDERS:

SUNTRUST BANK,
as the Administrative Agent, as a US Issuing Bank, as Swingline Lender and as an Existing Lender

By	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

STI INSTITUTIONAL AND GOVERNMENT INC.,
as an Existing Lender

By	/s/ Hank Harris
Name: Hank Harris
Title: Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

ROYAL BANK OF CANADA,
as Canadian Funding Agent, Canadian Issuing Bank and as an Existing Canadian Lender

By	/s/ Emmanuel Athanassiadis
Name: Emmanuel Athanassiadis
Title: Vice President National Client Group - Finance

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

WELLS FARGO BANK, N.A.,
as an Existing Lender

By	/s/ Brandon Dunn
Name: Brandon Dunn
Title: Vice President

WELLS FARGO MUNICIPAL CAPITAL STRATEGIES, LLC,
as an Existing Lender

By	/s/
Name:
Title:

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

BRANCH BANKING AND TRUST COMPANY,
as an Existing Lender

By	/s/ James Giordano
Name: James Giordano
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

REGIONS BANK,
as an Existing Lender

By	/s/ Brian Walsh
Name: Brian Walsh
Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

COMPASS BANK,
as an Existing Lender

By	/s/ Heather H Allen
Name: Heather H Allen
Title: Senior Vice President

COMPASS MORTGAGE CORPORATION,
as an Existing Lender

By	/s/ Heather H Allen
Name: Heather H Allen
Title: Authorized Signature

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

JPMORGANCHASE BANK, N.A.,
as an Existing Lender

By	/s/ Anson Williams
Name: Anson Williams
Title: Authorized Officer

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

TD BANK, N.A.,
as an Existing Lender

By	/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

KEYBANK NATIONAL ASSOCIATION,
as an Existing Lender

By	/s/ Philip G. Turner
Name: Philip G. Turner
Title: Executive Vice President

KEY GOVERNMENT FINANCE, INC.,
as an Existing Lender

By	/s/ Philip G. Turner
Name: Philip G. Turner
Title: Executive Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

BANK OF AMERICA, N.A.,
as an Existing Lender

By	/s/ Adam Rose
Name: Adam Rose
Title: SVP

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

U.S. BANK NATIONAL ASSOCIATION,
as an Existing Lender

By	/s/ Kara P. Van Duzee
Name: Kara P. Van Duzee
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as an Existing Lender

By	/s/ Bob Nieman
Name: Bob Nieman
Title: SVP

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

ZIONS BANCORPORATION, NATIONAL ASSOCIATION dba AMEGY BANK,
as an Existing Lender

By	/s/ Lauren Eller
Name: Lauren Eller
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

AMERICAN SAVINGS BANK, F.S.B.,
as an Existing Lender

By	/s/ Edward Chin
Name: Edward Chin
Title: First Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

IBERIABANK,
as a New Lender

By	/s/ Philip Coote
Name: Philip Coote
Title: Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

CITIZENS BANK, N.A.,
as a New Lender

By	/s/ John F. Kendrick
Name: John F. Kendrick
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

CITIZENS FUNDING CORP.
as a New Lender

By	/s/ John F. Kendrick
Name: John F. Kendrick
Title: Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT – ITT HOLDINGS LLC]

Schedule I-B

RATINGS-BASED PRICING GRID

Pricing Level	Ratings	Applicable Margin for Eurodollar Loans and Bankers’ Acceptances	Applicable Margin for Base Rate Loans and Canadian Prime Rate Loans	Applicable Percentage for Commitment Fee
I	≥ A3 / A- / A-	1.00% per annum	0.00% per annum	0.10% per annum
II	Baa1/BBB+/BBB+	1.125% per annum	0.125% per annum	0.125% per annum
III	Baa2/BBB/BBB	1.25% per annum	0.25% per annum	0.150% per annum
IV	Baa3/BBB-/BBB-	1.50% per annum	0.50% per annum	0.200% per annum
V	≤ Ba1/BB+/BB+	1.75% per annum	0.75% per annum	0.250% per annum

[Schedule I-B]

Schedule II

COMMITMENTS

Lenders	US Revolving Commitments	Canadian Revolving Commitments	Tax Exempt Bond Purchase Commitments	Total
SunTrust Bank	$74,000,000.00	N/A	N/A	$74,000,000.00
STI Institutional and Government Inc.	N/A	N/A	$45,225,000.00	$45,225,000.00
Regions Bank	$74,000,000.00	N/A	N/A	$74,000,000.00
Regions Capital Advantage, Inc.	N/A	N/A	$45,000,000.00	$45,000,000.00
Compass Bank	$32,750,000.00	N/A	$29,800,000.00	$62,550,000.00
Compass Mortgage Corporation	N/A	N/A	$35,200,000.00	$35,200,000.00
Branch Banking and Trust Company	$32,750,000.00	N/A	$65,000,000.00	$97,750,000.00
Wells Fargo Bank, N.A.	$32,750,000.00	N/A	N/A	$32,750,000.00
Wells Fargo Municipal Capital Strategies, LLC	N/A	N/A	$65,000,000.00	$65,000,000.00
JPMorganChase Bank, N.A.	$85,000,000.00	N/A	N/A	$85,000,000.00
Citizens Bank, N.A.	$27,500,000.00	N/A	N/A	$27,500,000.00
Citizens Funding Corp.	N/A	N/A	$45,000,000.00	$45,000,000.00
KeyBank National Association	$27,500,000.00	N/A	N/A	$27,500,000.00
Key Government Finance, Inc.	N/A	N/A	$45,000,000.00	$45,000,000.00
TD Bank, N.A.	$36,250,000.00	N/A	$36,250,000.00	$72,500,000.00
US Bank National Association	$27,500,000.00	N/A	$45,000,000.00	$72,500,000.00
Royal Bank of Canada	N/A	$50,000,000.00	N/A	$50,000,000.00
Bank of America, N.A.	$50,000,000.00	N/A	N/A	$50,000,000.00
First Tennessee Bank National Association	$15,000,000.00	N/A	$17,500,000.00	$32,500,000.00
Iberiabank	$15,000,000.00	N/A	$17,500,000.00	$32,500,000.00
Zions Bancorporation, National Association dba Amegy Bank	$10,000,000.00	N/A	$17,500,000.00	$27,500,000.00
American Savings Bank, F.S.B.	$10,000,000.00	N/A	N/A	$10,000,000.00
Total	$550,000,000.00	$50,000,000.00	$508,975,000.00	$1,108,975,000.00

[Schedule II]

Schedule III

	Tranche A Bonds				Tranche B Bonds
Lender	The Industrial Development Board of the Parish of Ascension, Louisiana Revenue Bonds (IMTT- Geismar Project), Series 2007	Louisiana Public Facilities Authority revenue Bonds, Series 2007	New Jersey Economic Development Authority, Revenue Refunding Bonds (IMTT- Bayonne Project), Series 2015	Totals (Tranche A Bonds)	Louisiana Public Facilities Authority Gulf Opportunity Zone Revenue Bonds (International Matex Tank Terminals Project), Series 2010	Louisiana Public Facilities Authority Revenue Bonds, 2010A	Louisiana Public Facilities Authority Revenue Bonds, 2010B	Totals (Tranche B Bonds)
STI Institutional and Government Inc.	$16,000,000	$4,900,000	$3,500,000	$24,400,000	$6,980,000	$7,365,000	$6,480,000	$20,825,000
Wells Fargo Municipal Capital Strategies, LLC	$23,100,000	$7,000,000	$5,100,000	$35,200,000	$9,800,000	$10,500,000	$9,500,000	$29,800,000
Branch Banking and Trust Company	N/A	N/A	N/A	N/A	$21,470,000	$22,930,000	$20,600,000	$65,000,000
Regions Capital Advantage, Inc.	$16,000,000	$4,800,000	$3,500,000	$24,300,000	$6,800,000	$7,300,000	$6,600,000	$20,700,000
Compass Bank	N/A	N/A	N/A	N/A	$9,800,000	$10,500,000	$9,500,000	$29,800,000
Compass Mortgage Corporation	$23,100,000	$7,000,000	$5,100,000	$35,200,000	N/A	N/A	N/A	N/A
TD Bank, N.A.	$12,900,000	$3,900,000	$2,800,000	$19,600,000	$5,450,000	$5,900,000	$5,300,000	$16,650,000
Key Government Finance, Inc.	$29,500,000	$9,000,000	$6,500,000	$45,000,000	N/A	N/A	N/A	N/A
U.S. Bank National Association	$16,000,000	$4,800,000	$3,500,000	$24,300,000	$6,800,000	$7,300,000	$6,600,000	$20,700,000
Citizens Funding Corp.	$16,000,000	$4,800,000	$3,500,000	$24,300,000	$6,800,000	$7,300,000	$6,600,000	$20,700,000
Iberiabank	$6,200,000	$1,900,000	$1,400,000	$9,500,000	$2,700,000	$2,800,000	$2,500,000	$8,000,000
First Tennessee Bank National Association	N/A	N/A	N/A	N/A	$5,800,000	$6,100,000	$5,600,000	$17,500,000
Zions Bancorporation, National Association dba Amegy Bank	$6,200,000	$1,900,000	$1,400,000	$9,500,000	$2,600,000	$2,900,000	$2,500,000	$8,000,000
	$165,000,000	$50,000,000	$36,300,000	$251,300,000	$85,000,000	$90,895,000	$81,780,000	$257,675,000

[Schedule III]

EXHIBIT A

Bond Indenture Supplements

[Exhibit A]

NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

AND

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

FIRST SUPPLEMENTAL INDENTURE OF TRUST

Dated as of December 1, 2018

Relating to

$36,300,000
New Jersey Economic Development Authority
Revenue Refunding Bonds
(IMTT-Bayonne Project)
Series 2015

FIRST SUPPLEMENTAL INDENTURE OF TRUST

This FIRST SUPPLEMENTAL INDENTURE OF TRUST (this “Supplemental Indenture”), dated as of December 1, 2018, and effective as of December 5, 2018, between the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, a public body corporate and politic constituting an instrumentality of the State of New Jersey (the “Authority”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the “Trustee”), and supplements and amends that certain Indenture of Trust (the “Original Indenture” and, together with this Supplemental Indenture, the “Indenture”) dated as of May 1, 2015 between the Authority and the Trustee.

WITNESSETH:

WHEREAS, the Authority is empowered pursuant to the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State of New Jersey (the “State”), approved on August 7, 1974, as amended and supplemented (the “Act”) to issue its revenue bonds for the purpose of fostering and promoting the economy of the State, increasing opportunities for gainful employment and improving living conditions, assisting in the economic development or redevelopment of political subdivisions within the State, and otherwise contributing to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises by making available financial assistance to locate, remain or expand within the State;

WHEREAS, in furtherance of the public purpose for which the Authority was created, the Authority, pursuant to the Original Indenture, issued $36,300,000 in original aggregate principal amount of its Revenue Refunding Bonds (IMTT-Bayonne Project) Series 2015 (the “Bonds”), to refinance the Prior Project (as defined in the Original Indenture), and loaned the proceeds of the sale of the Bonds to one or more of Bayonne Industries, Inc., a New Jersey corporation, IMTT-Bayonne LLC, a Delaware limited liability company, and IMTT-BC LLC, a Delaware limited liability company (collectively, the “Company”) pursuant to that certain Loan Agreement dated as of May 1, 2015 (collectively, the “Loan Agreement”), by and between the Authority and the Company;

WHEREAS, the Company has requested that the Authority and the Trustee supplement and amend the Original Indenture pursuant to this Supplemental Indenture for the purpose of amending the definitions of the Adjusted LIBOR Rate and the Taxable Adjusted LIBOR Rate, extending the Mandatory Purchase Date, and making certain other related changes;

WHEREAS, Section 11.02 of the Original Indenture provides that, except under certain conditions, the Authority and the Trustee may enter into supplemental indentures with the consent of the Administrative Agent at the direction of the requisite lenders as required pursuant to the terms of the Credit Agreement and the Owners of not less than a majority in aggregate principal amount of the Bonds;

WHEREAS, a copy of the written consent of SunTrust Bank, as the Administrative Agent and the deemed Owner of all of the Bonds Outstanding for purposes of Section 11.02 of the Original Indenture, is attached hereto as Exhibit A;

WHEREAS, Section 11.03 of the Original Indenture provides that a supplemental indenture shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture;

WHEREAS, a copy of the written consent of the Company for purposes of Section 11.03 of the Original Indenture is attached hereto as Exhibit B;

WHEREAS, all acts, conditions and things required by the laws of the State and the Original Indenture to happen, exist and be performed precedent to and in the execution and delivery of this Supplemental Indenture have happened, exist and have been performed as so required in order to make this Supplemental Indenture a valid and binding agreement in accordance with its terms;

WHEREAS, the execution and delivery of this Supplemental Indenture have been duly authorized by the Authority and the Trustee; and

WHEREAS, each of the parties hereto represents that it is fully authorized to enter into and perform and fulfill the obligations imposed upon it under this Supplemental Indenture and the parties are now prepared to execute and deliver this Supplemental Indenture.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Authority and the Trustee hereby covenant and agree as follows:

ARTICLE I
RATIFICATION; DEFINITIONS

Section 1.1     Relation to Original Indenture; Ratification. This Supplemental Indenture is supplemental to, and is entered into in accordance with, Section 11.02 of the Original Indenture and constitutes an integral part of the Original Indenture. Except as supplemented or amended by this Supplemental Indenture, the provisions of the Original Indenture are in all respects ratified and confirmed and shall remain in full force and effect.

Section 1.2      Definitions. Unless the context shall otherwise require, all terms which are defined in Section 1.01 of the Original Indenture shall have the same meanings, respectively, in this Supplemental Indenture as such terms are given in said Section 1.01 of the Original Indenture.

ARTICLE II
AMENDMENTS TO ORIGINAL INDENTURE

Section 2.1      Amendments to Section 1.01 of the Original Indenture.

(a)          Section 1.01 of the Original Indenture is hereby amended by amending the following definitions in their entirety:

“‘Adjusted LIBOR Rate’ shall mean a rate of interest per annum equal to the product obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%), by multiplying (a) 80% times (b) the sum of (1) One-Month LIBOR divided by a percentage equal to 1.00 minus the Eurodollar Reserve Percentage plus (2) the Applicable Margin plus (3) 0.45%. The Adjusted LIBOR Rate shall be adjusted monthly on the first day of each One-Month LIBOR Interest Period.”

“‘Business Day’ means December 5, 2018 and any day other than (a) a Saturday or Sunday, (b) a day on which the Trustee, any Credit Provider or any Confirming Bank (if any) is required or permitted by law to close, (c) a day on which the New York Stock Exchange is closed, and (d) a day on which the Bank, if any, is required or permitted by law to close.

“‘First Supplemental Indenture’ means the First Supplemental Indenture of Trust dated as of December 1, 2018, by and between the Authority and the Trustee.”

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“‘Indenture’ shall mean the Indenture of Trust dated as of May 1, 2015, as supplemented and amended by the First Supplemental Indenture, each by and between the Authority and the Trustee, and any additional amendments or supplements hereto.”

“‘Interest Payment Date’ shall mean, initially, December 5, 2018 and thereafter have the meaning assigned thereto in the forms of the Bonds appearing as Exhibits A and B to this Indenture and shall also mean any Conversion Date.”

“‘Mandatory Purchase Date’ shall mean (a) each Conversion Date; (b) each day immediately following the end of a Calculation Period; (c) while the Bonds bear interest at the Bank Rate, December 5, 2018 and December 5, 2025; (d) the first day of any Long Term Period; (e) the Interest Payment Date immediately before any Credit Facility Termination Date or any Confirming Letter of Credit Termination Date (provided that such Interest Payment Date shall precede the Credit Facility Termination Date any Confirming Letter of Credit Termination Date by not less than 2 Business Days); (f) the Interest Payment Date concurrent with the effective date of a Substitute Credit Facility or a Substitute Confirming Letter of Credit; (g) the first Interest Payment Date following the occurrence of a Determination of Taxability for which the Trustee can give notice pursuant to the provisions of Section 4.01(b) hereof; (h) the Business Day immediately following either the failure by any Credit Provider to honor a drawing on the Credit Facility or the repudiation of the Credit Facility; and (i) the Business Day set forth in the notice of Mandatory Purchase Date furnished to the Trustee relating to an Event of Insolvency with respect to the Credit Provider, which Business Day shall be not less than 30 days following receipt of such notice by the Trustee; provided that the notice described in this clause (i) may be given by Electronic Means and receipt by the Trustee shall be presumed if the Confirming Bank has received an electronic confirmation of such receipt from the Trustee.”

“‘Revolving Credit Agreement’ shall mean the Credit Agreement.

“‘Taxable Adjusted LIBOR Rate’ shall mean a rate of interest per annum equal to the sum obtained (rounded upwards, if necessary, to the next higher 1/100th of 1.0%) by adding (i) One-Month LIBOR divided by a percentage equal to 1.00 minus the Eurodollar Reserve Percentage plus (ii) the Applicable Margin plus (iii) 0.45%. The Taxable Adjusted LIBOR Rate shall be adjusted monthly on the first day of each One-Month LIBOR Interest Period.”

(b)          Section 1.01 of the Original Indenture is hereby amended by adding the following definitions:

“‘Credit Agreement’ shall mean that certain Credit Agreement, dated as of May 21, 2015, as supplemented and amended by that certain First Amendment to Credit Agreement dated as of November 28, 2016 and by that certain Second Amendment to Credit Agreement dated as of December 5, 2018, each by and among ITT Holdings LLC, an affiliate of the Company, as US Borrower thereunder, IMTT-Quebec Inc. and IMTT-NTL, Ltd. as Canadian Borrowers thereunder, the lenders party thereto, and the Administrative Agent, as amended, amended and restated, supplemented or otherwise modified from time to time.”

“‘Screen Rate’ shall mean have the meaning set forth in Section 2.07(h) hereof.”

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Section 2.2     Amendment of Section 2.07(f) of the Original Indenture. Section 2.07(f) of the Original Indenture is hereby amended in its entirety as follows:

“(f) If at any time after the date of the First Supplemental Indenture there should be any decline in the maximum marginal rate of federal income tax applicable to the taxable income of the Holder, its successors or assigns (“Bank Tax Rate”), then the Adjusted LIBOR Rate in effect hereunder from time to time as herein provided, for so long as there shall not have occurred a Determination of Taxability, shall be adjusted, effective as of the effective date of any such change in the Bank Tax Rate, by multiplying the Adjusted LIBOR Rate by a fraction, the denominator of which is one hundred percent (100%) minus the Bank Tax Rate in effect upon the date of the First Supplemental Indenture, and the numerator of which is one hundred percent (100%) minus the Bank Tax Rate after giving effect to such change.”

Section 2.3     Amendment of Section 2.07(h) of the Original Indenture. Section 2.07(h) of the Original Indenture is hereby amended in its entirety as follows:

““(h) In the event that One-Month LIBOR shall not be ascertainable, for any reason, or for any reason it shall be illegal or unlawful for the Holders of the Bonds to collect interest based on One-Month LIBOR, then, from and after the date the Holders of the Bonds determine such condition exists, until the date such Holders determine such condition no longer exists, the interest rate used to calculate interest on the Bonds shall be the Base Rate. Further, if at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in the preceding sentence have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in the preceding sentence have not arisen but the supervisor for the administrator of the One-Month LIBOR screen rate (the “Screen Rate”) or a governmental authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Authority shall use the alternate rate as set forth in Section 4.9(b) of the Credit Agreement. Until an alternate rate of interest shall be determined in accordance with this clause (h) (but, in the case of the circumstances described in clause (ii) of the first sentence of this clause (h), only to the extent the Screen Rate for the applicable currency and/or such Interest Period is not available or published at such time on a current basis), no Conversion Option shall be available; provided, that, if such alternate rate of interest shall be less than zero, such rate shall be deemed to be zero for the purposes of this Indenture. In the event of any modification related to the calculation of the interest rate on the Bonds pursuant to this Section 2.07(h), the Company shall provide to the Trustee an opinion of Bond Counsel satisfactory to the Trustee to the effect that such modification will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes. ”

Section 2.4     Amendment of Section 4.01 of the Original Indenture. Section 4.01 of the Original Indenture is hereby amended in its entirety as follows:

“(a)   The Bonds shall be subject to mandatory tender by the Owners thereof for purchase by the Company, on behalf of the Authority, on each Mandatory Purchase Date. Notwithstanding anything to the contrary in the Indenture, while the Bonds bear interest at the Bank Rate, (i) the Bonds shall be subject to mandatory tender by the Owners thereof for purchase by the Company or ITT Holdings LLC, on behalf of the Company, on the Mandatory Purchase Date on December 5, 2018 and on December 5, 2025, and (ii) the Bonds shall not otherwise be subject to mandatory tender without the prior written consent of the Administrative Agent (at the direction of the requisite lenders pursuant to the terms of the Credit Agreement).

(b)     Except when the Bonds are subject to mandatory tender on (i) the day immediately following the end of a Calculation Period, (ii) the Business Day immediately following either the failure by the Credit Provider to honor a draw on the Credit Facility or the repudiation of the Credit Facility, (iii) a Conversion Date or (iv) December 5, 2018, the Trustee shall deliver or mail by first class mail a notice in substantially the form of Exhibit C attached hereto at least fifteen (15) days prior to the Mandatory Purchase Date to the Owners of the Bonds at the address shown on the Bond Register.

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When the Bonds are subject to mandatory tender on the day immediately following the end of a Calculation Period or on December 5, 2018, the Trustee is not required to deliver or mail any notice to the Owners of the Bonds.

When the Bonds are subject to mandatory tender on the day following either the failure by the Credit Provider to honor a draw on the Credit Facility or the repudiation of the Credit Facility, the Trustee shall deliver or mail by first class mail (or when the Bonds are in the Book-Entry System, send pursuant to the procedures of the Securities Depository) a notice of mandatory tender in substantially the form of Exhibit C attached hereto not later than 5:00 P.M. on the Business Day on which such failure or repudiation occurs to the Owners of the Bonds at the address shown on the Bond Register. Such notice shall state (i) that the Bonds are subject to mandatory tender, and (ii) the Mandatory Purchase Date, which shall be the Business Day immediately following the failure by the Credit Provider to honor a draw on the Credit Facility or the repudiation of the Credit Facility.

When the Bonds are subject to mandatory tender on a Conversion Date, the Trustee shall mail by first class mail (or when the Bonds are in the Book-Entry System, send pursuant to the procedures of the Securities Depository) a notice in substantially the form of Exhibit C attached hereto at least seven (7) days prior to the Mandatory Purchase Date to the Owners of the Bonds at the address shown on the Bond Register.

Any notice given by the Trustee as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. Failure to mail or otherwise send any such notice, or the mailing of defective notice, to any Owner, shall not affect the proceeding for purchase as to any Owner to whom proper notice is sent. The Trustee shall provide the Company, the Credit Provider and the Confirming Bank (if any) with a copy of any notice delivered to the Owners of the Bonds pursuant to this Section 4.01.

(c)       Owners of Bonds shall be required to tender their Bonds to the Trustee for purchase at the Purchase Price, no later than 10:00 A.M. New York City time on the Mandatory Purchase Date, and any such Bonds not so tendered by such time on the Mandatory Purchase Date (“Untendered Bonds”) shall be deemed to have been purchased pursuant to this Section 4.01. In the event of a failure by an Owner of Bonds to tender its Bonds on or prior to the Mandatory Purchase Date, said Owner shall not be entitled to any payment (including any interest to accrue subsequent to the Mandatory Purchase Date) other than the Purchase Price for such Untendered Bonds, and any Untendered Bonds shall no longer be entitled to the benefits of this Indenture, except for the purpose of payment of the Purchase Price therefor.”

Section 2.5     Amendment of Exhibit B to the Original Indenture. Exhibit B of the Original Indenture is hereby amended in its entirety and replaced with Exhibit C attached hereto.

ARTICLE III
MISCELLANEOUS

Section 3.1     Counterparts. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier shall be effective as delivery of a manually executed counterpart of this Supplemental Indenture.

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Section 3.2    Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.3     Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New Jersey.

Section 3.4      Incorporation into Original Indenture. All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Original Indenture; and the Original Indenture, as amended and supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

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IN WITNESS WHEREOF, the Authority has caused these presents to be executed in its name by its duly authorized official and attested by its duly authorized officer; and to evidence its acceptance of the trusts hereby created, the Trustee has caused these presents to be executed in its corporate name by its duly authorized officer, as of the date first above written.

NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

By:
Daniel Weick
Director of Finance and Bond Portfolio Management

(SEAL)

Attest:

By:
Richard T. LoCascio
Assistant Secretary

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[Signature Page to Supplemental Indenture of Trust]

EXHIBIT A

WAIVER AND CONSENT OF
SUNTRUST BANK, AS ADMINISTRATIVE AGENT

$36,300,000
New Jersey Economic Development Authority
Revenue Refunding Bonds
(IMTT-Bayonne Project)
Series 2015

This Waiver and Consent is delivered pursuant to that certain Indenture of Trust (the “Original Indenture”) dated as of May 1, 2015 between the New Jersey Economic Development Authority (the “Authority”) and U.S. Bank National Association, as trustee (the “Trustee”), relating to the above-captioned bonds (the “Bonds”). All capitalized terms used, but not otherwise defined, herein shall have the meanings assigned to such terms in the Original Indenture.

Pursuant to Section 11.02 of the Original Indenture, Bayonne Industries, Inc., a New Jersey corporation, IMTT-Bayonne LLC, a Delaware limited liability company, and IMTT-BC LLC, a Delaware limited liability company (collectively, the “Company”) have requested the Authority and the Trustee to execute and deliver a First Supplemental Indenture of Trust dated as of December 1, 2018 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), which First Supplemental Indenture amends the Original Indenture to adjust the calculation of interest during the Bank Rate Period and certain related changes, including, without limitation, the amendment and extension of the Mandatory Purchase Date and the issuance of replacement Bonds reflecting the amendments to the Original Indenture.

Pursuant to Section 11.02 of the Original Indenture, the Original Indenture may be amended with the consent of the Owners of not less than a majority in aggregate principal amount of the Bonds. During the Bank Rate Period, SunTrust Bank, in its capacity as Administrative Agent (the “Administrative Agent”), shall be deemed the Owner of the Bonds.

The Administrative Agent hereby consents to the execution and delivery by the Authority and the Trustee of the First Supplemental Indenture. Furthermore, the Administrative Agent does hereby waive its right to receive at least (i) sixty days’ notice of the proposed execution and delivery of the First Supplemental Indenture as required by Section 11.02 of the Original Indenture and (ii) its right to receive any other notice required under the Original Indenture in connection with the execution and delivery of the First Supplemental Indenture.

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Exhibit A-1

IN WITNESS WHEREOF, SunTrust Bank, has caused this Waiver and Consent to be executed by its undersigned duly authorized officer as of this 5th day of December, 2018.

SUNTRUST BANK, as Administrative Agent

By:

Exhibit A-2

EXHIBIT B

WAIVER AND CONSENT OF
COMPANY

$36,300,000
New Jersey Economic Development Authority
Revenue Refunding Bonds
(IMTT-Bayonne Project)
Series 2015

This Waiver and Consent is delivered pursuant to that Indenture of Trust dated as of May 1, 2015 (the “Original Indenture”), by and between the New Jersey Economic Development Authority (the “Authority”) and U.S. Bank National Association, as trustee (the “Trustee”), relating to the above-captioned bonds (the “Bonds”). All capitalized terms used, but not otherwise defined, herein shall have the meanings assigned to such terms in the Original Indenture.

Pursuant to Section 11.02 of the Original Indenture, Bayonne Industries, Inc., a New Jersey corporation, IMTT-Bayonne LLC, a Delaware limited liability company, and IMTT-BC LLC, a Delaware limited liability company (collectively, the “Company”) have requested the Authority and the Trustee to execute and deliver a First Supplemental Indenture of Trust dated as of December 1, 2018 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), which First Supplemental Indenture amends the Original Indenture to adjust the calculation of interest during the Bank Rate Period and certain related changes, including, without limitation, the amendment and extension of the Mandatory Purchase Date and the issuance of replacement Bonds reflecting the amendments to the Original Indenture.

Section 11.03 of the Original Indenture provides in pertinent part that the First Supplemental Indenture shall not become effective unless and until the Company shall have consented to the execution and delivery by the Authority and the Trustee of the First Supplemental Indenture.

The Company hereby consents to the execution and delivery by the Authority and the Trustee of the First Supplemental Indenture. Furthermore, the Company does hereby waive (i) its right to receive at least fifteen (15) Business Days’ notice of the proposed execution and delivery of the First Supplemental Indenture Amendment as required by Section 11.03 of the Original Indenture and (ii) its right to receive any other notice required under the Original Indenture in connection with the First Supplemental Indenture.

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Exhibit B-1

IN WITNESS WHEREOF, the Company has caused this Waiver and Consent to be executed by its undersigned duly authorized officer as of this 5th day of December, 2018.

BAYONNE INDUSTRIES, INC.

By:
John Siragusa
Chief Banking Officer

IMTT-BAYONNE LLC

By:
John Siragusa
Chief Banking Officer

IMTT-BC LLC

By:
John Siragusa
Chief Banking Officer

Exhibit B-2

EXHIBIT C

EXHIBIT B

FORM OF BOND
[FOR USE WITH BANK RATE PERIOD ONLY]

This Bond may be transferred only to (A) a “qualified institutional buyer” within the meaning of Rule 144A (a “QIB”) as such Rule has been promulgated by the 1933 Act who is also a “qualified purchaser” within the meaning of the Investment Company Act of 1940, as amended (a “Qualified Purchaser”), or (B) an accredited investor as defined in rule 501(a)(1), (2), (3), or (7) under Regulation D as promulgated under the 1933 Act (an “Institutional Accredited Investor”) and in accordance with an available exemption from the registration requirements of Section 5 of the 1933 Act, any applicable state securities laws, and in minimum denominations of $250,000.

THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL, PURCHASE PRICE, IF ANY, OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

No. R-____	$___________

UNITED STATES OF AMERICA
NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
REVENUE REFUNDING BONDS
(IMTT-BAYONNE PROJECT)
SERIES 2015

REGISTERED OWNER:

DATED DATE:

THE NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY, a public body corporate and politic constituting an instrumentality of the State of New Jersey created and existing under the Constitution and Laws of the State of New Jersey (the “Authority”), for value received, hereby promises to pay, solely from the sources as hereinafter provided, to the registered owner identified above (the “Bank”) the principal amount of $_________. Principal shall be payable in full on December 1, 2027. Payment of principal shall be made only upon the presentation and surrender hereof to the Trustee.

The Authority also promises to pay, but solely from the Trust Estate, (i) interest at the Bank Rate on the outstanding principal amount of this Bond from the date of this Bond until the principal amount hereof is paid in full, in monthly installments due on the first day of each month (each, an “Interest Payment Date”), the first such payment becoming due on January 1, 2019, at the rate per annum equal to the Bank Rate as defined in the Indenture; and (ii) such other amounts required to be paid under the Indenture, including Section 2.07 thereof.

Exhibit C-1

This Bond shall be subject to optional redemption as described in the Indenture.

This Bond is also subject to optional and mandatory purchase by the Authority as described in the Indenture.

Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Indenture (hereinafter defined).

This Bond is issued pursuant to the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State, approved on August 7, 1974, as amended and supplemented (the “Act”), and an Indenture of Trust dated as of May 1, 2015, as supplemented and amended by a First Supplemental Indenture of Trust dated as of December 1, 2018 (collectively, the “Indenture”), each by and between the Authority and U.S. Bank National Association (the “Trustee”), for the purpose of currently refunding the Authority’s (i) Variable Rate Demand Revenue Refunding Bonds (El Dorado Terminals Company Project) Series 1999B; and (ii) Dock Facility Revenue Refunding Bonds (Bayonne/IMTT Bayonne Project), Series 1993A, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT Bayonne Project), Series 1993B and Dock Facility Revenue Refunding Bonds (Bayonne/IMTT Bayonne Project), Series 1993C (collectively, the “Project”). Pursuant to a Loan Agreement dated as of May 1, 2015 (the “Agreement”), among the Authority and Bayonne Industries, Inc., a New Jersey corporation, IMTT-Bayonne LLC, a Delaware limited liability company, and IMTT-BC LLC, a Delaware limited liability company (collectively, the “Company”), the Authority has loaned the proceeds of this Bond to the Company.

Reference is hereby made to the Credit Agreement dated as of May 21, 2015, as supplemented and amended by that certain First Amendment to Credit Agreement dated as of November 28, 2016 and by that certain Second Amendment to Credit Agreement dated as of December 5, 2018 (the “Credit Agreement”), by and among ITT Holdings LLC, an affiliate of the Company, as US Borrower thereunder, IMTT-Quebec Inc. and IMTT-NTL, Ltd. as Canadian Borrowers thereunder, the lenders party thereto, and the Administrative Agent (as defined in the Indenture), as amended, amended and restated, supplemented or otherwise modified from time to time. Reference is hereby made to the Indenture, the Agreement, the Guarantee and the Credit Agreement and to all amendments thereto for a description of the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Authority, the Company and the Holder of this Bond.

Executed copies of the Indenture, the Agreement, the Guarantee and the Credit Agreement are on file in the office of the Authority. Reference is hereby made to such documents for the provisions, among others, with respect to the custody and application of the proceeds of this Bond, the collection and disposition of revenues, a description of the funds charged with and pledged to the payment of the principal of and interest on this Bond, the nature and extent of the security, the terms and conditions under which this Bond is or may be issued, the system of registration of this Bond, the rights, duties and obligations of the Authority and the rights of the Holder of this Bond, and, by the acceptance of this Bond, the Holder hereof assents to all of the provisions of such documents.

This Bond is a limited obligation of the Authority, the principal of and interest on which are payable solely from the Trust Estate under the Indenture, which Trust Estate has been pledged and assigned to secure the payment hereof. THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL, PURCHASE PRICE, IF ANY, OR REDEMPTION PRICE, IF ANY, OF OR INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE INDENTURE AND FROM ANY AMOUNTS OTHERWISE AVAILABLE UNDER THE INDENTURE FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

Exhibit C-2

Pursuant to the Indenture, the Trustee is hereby appointed to act as the initial Bond Registrar. The transfer of this Bond may be registered by the Holder hereof in person or by his attorney or legal representative at the principal office of the Bond Registrar, or its successors and assigns, but only in the manner and subject to the limitations and conditions provided in the Indenture. Upon any such registration of transfer, the Bond Registrar shall execute and deliver in exchange for this Bond a new registered Bond or Bonds without coupons, registered in the name of the transferee or transferees, in denominations authorized by the Indenture and in the aggregate principal amount equal to the remaining outstanding principal amount of this Bond, of the same maturity of principal installments and bearing interest at the same rate.

In certain events, on the conditions, in the manner and with the effect set forth in the Indenture, the unpaid principal of this Bond may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon.

All acts, conditions and things required to exist, happen and be performed precedent to the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by the Act, and the issuance of this Bond, together with all other obligations of the Authority, does not exceed or violate any constitutional or statutory limitations.

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Exhibit C-3

IN WITNESS WHEREOF, the New Jersey Economic Development Authority has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman, and its corporate seal to be impressed or printed hereon and attested by the manual or facsimile signature of its Assistant Secretary.

NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY

By:

(SEAL)

Attest:

By:
Assistant Secretary

Exhibit C-4

(Form of Certificate of Authentication)

CERTIFICATE OF AUTHENTICATION

Date of Authentication: ______________

This Bond is one of the Bonds of the issue described in the within-mentioned Indenture of Trust.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

* * * * *

Exhibit C-5

(Form of Assignment and Transfer)

FOR VALUE RECEIVED, __________ the undersigned, hereby sells, assigns and transfers unto __________ (Tax Identification or Social Security No. __________) the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints __________ attorney to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: _______________

Signature of Guarantee:

(Authorized Officer) Signature must be guaranteed by an Institution which is a participant in The Securities Transfer Agent Medallion Program (STAMP) or similar program.	NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.

Exhibit C-6

EXHIBIT B

Waiver and Consents

[Exhibit B]

WAIVER AND CONSENT OF
SUNTRUST BANK, AS ADMINISTRATIVE AGENT

$36,300,000
New Jersey Economic Development Authority
Revenue Refunding Bonds
(IMTT-Bayonne Project)
Series 2015

This Waiver and Consent is delivered pursuant to that certain Indenture of Trust (the “Original Indenture”) dated as of May 1, 2015 between the New Jersey Economic Development Authority (the “Authority”) and U.S. Bank National Association, as trustee (the “Trustee”), relating to the above-captioned bonds (the “Bonds”). All capitalized terms used, but not otherwise defined, herein shall have the meanings assigned to such terms in the Original Indenture.

Pursuant to Section 11.02 of the Original Indenture, Bayonne Industries, Inc., a New Jersey corporation, IMTT-Bayonne LLC, a Delaware limited liability company, and IMTT-BC LLC, a Delaware limited liability company (collectively, the “Company”) have requested the Authority and the Trustee to execute and deliver a First Supplemental Indenture of Trust dated as of December 1, 2018 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), which First Supplemental Indenture amends the Original Indenture to adjust the calculation of interest during the Bank Rate Period and certain related changes, including, without limitation, the amendment and extension of the Mandatory Purchase Date and the issuance of replacement Bonds reflecting the amendments to the Original Indenture.

Pursuant to Section 11.02 of the Original Indenture, the Original Indenture may be amended with the consent of the Owners of not less than a majority in aggregate principal amount of the Bonds. During the Bank Rate Period, SunTrust Bank, in its capacity as Administrative Agent (the “Administrative Agent”), shall be deemed the Owner of the Bonds.

The Administrative Agent hereby consents to the execution and delivery by the Authority and the Trustee of the First Supplemental Indenture. Furthermore, the Administrative Agent does hereby waive its right to receive at least (i) sixty days’ notice of the proposed execution and delivery of the First Supplemental Indenture as required by Section 11.02 of the Original Indenture and (ii) its right to receive any other notice required under the Original Indenture in connection with the execution and delivery of the First Supplemental Indenture.

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Exhibit B-1

IN WITNESS WHEREOF, SunTrust Bank, has caused this Waiver and Consent to be executed by its undersigned duly authorized officer as of this 5th day of December, 2018.

SUNTRUST BANK, as Administrative Agent

By:

Exhibit B-2

WAIVER AND CONSENT OF
COMPANY

$36,300,000
New Jersey Economic Development Authority
Revenue Refunding Bonds
(IMTT-Bayonne Project)
Series 2015

This Waiver and Consent is delivered pursuant to that Indenture of Trust dated as of May 1, 2015 (the “Original Indenture”), by and between the New Jersey Economic Development Authority (the “Authority”) and U.S. Bank National Association, as trustee (the “Trustee”), relating to the above-captioned bonds (the “Bonds”). All capitalized terms used, but not otherwise defined, herein shall have the meanings assigned to such terms in the Original Indenture.

Pursuant to Section 11.02 of the Original Indenture, Bayonne Industries, Inc., a New Jersey corporation, IMTT-Bayonne LLC, a Delaware limited liability company, and IMTT-BC LLC, a Delaware limited liability company (collectively, the “Company”) have requested the Authority and the Trustee to execute and deliver a First Supplemental Indenture of Trust dated as of December 1, 2018 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”), which First Supplemental Indenture amends the Original Indenture to adjust the calculation of interest during the Bank Rate Period and certain related changes, including, without limitation, the amendment and extension of the Mandatory Purchase Date and the issuance of replacement Bonds reflecting the amendments to the Original Indenture.

Section 11.03 of the Original Indenture provides in pertinent part that the First Supplemental Indenture shall not become effective unless and until the Company shall have consented to the execution and delivery by the Authority and the Trustee of the First Supplemental Indenture.

The Company hereby consents to the execution and delivery by the Authority and the Trustee of the First Supplemental Indenture. Furthermore, the Company does hereby waive (i) its right to receive at least fifteen (15) Business Days’ notice of the proposed execution and delivery of the First Supplemental Indenture Amendment as required by Section 11.03 of the Original Indenture and (ii) its right to receive any other notice required under the Original Indenture in connection with the First Supplemental Indenture.

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Exhibit B-3

IN WITNESS WHEREOF, the Company has caused this Waiver and Consent to be executed by its undersigned duly authorized officer as of this 5th day of December, 2018.

BAYONNE INDUSTRIES, INC.

By:
John Siragusa
Chief Banking Officer

IMTT-BAYONNE LLC

By:
John Siragusa
Chief Banking Officer

IMTT-BC LLC

By:
John Siragusa
Chief Banking Officer

Exhibit B-4